Exhibit 10.4

CERTAIN INFORMATION OF THIS DOCUMENT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].”

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00214 Contractor Change Number: SCT3049

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: April 2, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: LONG LEAD VALVES FOR ISBL TRAIN FEED GAS HEATER – ENGINEERING AND PROCUREMENT
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Through Contractor’s execution of the Change Order EC00173_SC0096 Study – Feed Gas Heat Exchangers (under the Trains 1 and 2 EPC Agreement), Contractor has determined that certain valves (“Long-Lead Valves”) listed below associated with the ISBL Train Feed Gas Heater (3E-1106) will require extended engineering and manufacturing durations resulting in deliveries to Site that may delay their incorporation into the Train 3 Liquefaction Facility.

CHANGE
1.Engineering and Procurement of Long-Lead Valves – Contractor shall perform all Work necessary to engineer and specify (including preparation of data sheets for actuated valves and SP Item), procure (including material requisition, purchase, vendor print review and resolution of technical queries with the supplier) and deliver the Equipment as defined in Table 1 – Long-Lead Valves for ISBL Train Feed Gas Heater.

Table 1 – Long-Lead Valves for ISBL Train Feed Gas Heater

[***]

Attachments to support this Change Order: N/A

Adjustments to Contract Price
1)	The original Contract Price was	$3,042,334,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$124,605,620
3)	The Contract Price prior to this Change Order was	$3,166,939,620
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$1,525,500
7)	The new Contract Price including this Change Order will be	$3,168,465,120
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for *N/A will be (increased)(decreased) by *N/A Days.
The Key Date for *N/A as of the date of this Change Order therefore is *N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of *N/A will be (increased)(decreased) by *N/A Days.
The Guaranteed Date of *N/A as of the effective date of this Change Order therefore is *N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. *N/A
* No impact to the Key Dates for engineering and procurement only scope of the Long-Lead Valves is included with this Change Order. However, impact to Key Dates, if any, regardless of whether arising from the engineering, procurement or implementation scope will be assessed in a separate Change Order, or Change Orders as required, should Owner decide to proceed with implementation of the Long-Lead Valves into the Train 3 Liquefaction Facility.
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00214_SCT3049 will be incorporated in Change Order EC00218_SCT3050 to be executed in 2Q-2025.

Impact on Maximum Cumulative Payment Schedule:
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00214_SCT3049 will be incorporated in Change Order EC00218_SCT3050 to be executed in 2Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $27,170,411 to
$27,272,484, an increase of $102,073.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

April 2, 2025	April 2, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00196 Contractor Change Number SCT3046

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: April 2,, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: UNIT 17 HOT GAS RECYCLE LINE

BACKGROUND
In the event the feed gas contains heavy hydrocarbons (C10+ components) that may “freeze” and result in blockages in sensitive process equipment in the Heavies Removal Unit (Unit 17), most likely in the printed circuited heat exchanger (PCHE) E-1751A/B, it may require an unplanned shutdown and reduce availability.

Owner developed a potential solution and requests Contractor to add a hot gas recycle line from the discharge outlet of the recompressor (K-1752) to the inlet of PCHE (E-1751A/B) to provide the ability to intermittently pre-heat the inlet gas to the PCHE such that its pass A outlet temperature exceeds -31 deg F.

CHANGE
The EPC Agreement between the Parties listed above is changed as follows:

1.Unit 17 Hot Gas Recycle Line – Contractor to perform all Work necessary to add a 10” hot gas recycle line, and any necessary valves, instrumentation, logic, etc. to ensure safe operation and maintenance, from the discharge outlet of the recompressor K-1752 to the inlet of PCHE E-1751 as shown by the redline in Figure 1 (Hot Gas Recycle Line). Operation of the line will be intermittent based on the differential pressure across the PCHE.

Figure 1- Hot Gas Recycle Line

[***]

This Change Order does not change the basis of design for the feed gas composition for which the Train 3 Liquefaction Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.1 Table 3: Feed Gas Composition.

This Change Order does not account for any cost and/or schedule impact as a result of HAZOP review. If, as a result of the HAZOP review, changes are made (including addition, deletion) to the Equipment or the design that impacts the Contract Price and/or Key Dates, Contractor shall be entitled to a separate Change Order for those items affected by such change.

Notwithstanding the requirements of section 6.2A, section 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, if the scope performed under this Change Order delays the commencement, prosecution or completion of the Work, Contractor shall be entitled to a separate Change Order for adjustment to the Key Dates, if such delay affects the performance of any Work that is on the critical path of the Monthly Updated CPM Schedule.

Contractor’s Warranties provided in the Agreement apply to the addition of the 10” hot gas recycle line and the necessary valves, instrumentation, and logic to safely operate and maintain it. Contractor specifically excludes any Warranties or guarantees that implementation of these design modifications will have the outcome that Owner intends with respect to mitigating potential consequences of heavy hydrocarbons in the feed gas to the Train 3 Liquefaction Facility.

Attachments to support this Change Order: None.

Adjustments to Contract Price
1)	The original Contract Price was	$3,042,334,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$126,131,120
3)	The Contract Price prior to this Change Order was	$3,168,465,120
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$2,524,700
7)	The new Contract Price including this Change Order will be	$3,170,989,820
Adjustment to Key Dates
The following Key Dates are modified:
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria
Impact on Payment Schedule (including, as applicable, Payment Milestones):
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00196_SCT3046 will be incorporated in Change Order EC00218_SCT3050 to be executed in 2Q-2025.

Impact on Maximum Cumulative Payment Schedule:
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00196_SCT3046 will be incorporated in Change Order EC00218_SCT3050 to be executed in 2Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $27,272,484 to $27,308,528, an increase of $36,044.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change subject to the exceptions herein. Initials: SFO Contractor: A T Owner

[A]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: SFO Contractor A T Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

April 2, 2025	April 2, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price EPC Turnkey Agreement for Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00183 Contractor Change Number SCT3041

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: April 7, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: HEAVY HYDROCARBON CONTAMINATION MITIGATION MEASURES

BACKGROUND
Contractor, as part of Change Order EC00112_SC0077, performed a study to identify design modifications to mitigate potential consequences of heavy hydrocarbons in the feed gas to the Facility. Contractor presented their study findings in RG-BL-100-PRO-STY-00001/26251-100-30R-000-00016 (E-1751A/B/C/D Unexpected Contamination-Mitigation Study), (the “Study”).

To mitigate unplanned shutdowns and the consequential reduction of Train availability, specific Inside Battery Limit (ISBL) design modifications, as described in the Study, are to be performed.

CHANGE
The EPC Agreement between the Parties listed above is changed as follows:

1.Piping Modifications - To enable E-1751A/B in situ nitrogen back flow operation and back puffing operation, as described in Section 4.2.2 and Section 4.2.5 of the Study, Contractor shall install a new nitrogen connection located in E-1751 Pass A outlet and a new elbow removable spool at the Pass A outlet. These are further described in P&ID Markup Descriptions No. 2 & No. 5 on P&ID RG-BL-117-PRO-PID- 0001/26251-100-M6-1T17-00001 mark-up as provided in Attachment 1 to this Change Order.

2.Sample Point Connections - As described in Section 4.3 of the Study, Contractor shall install new sample points on the main feed gas line and the recovered water line. These are further described in P&ID Markup Description No. 6 on P&ID RG-BL-117-PRO-PID-0001/26251-100-M6-1T17-00001 mark-up and on P&ID RG-BL-111-PRO-PID-0004/26251-100-M6-1T11-00004 mark-up as provided in Attachment 1 to this Change Order.

3.Spare Natural Gas Dehydrator After Filter (S-1301 B) - To provide adequate filtration during maintenance operations, as described in Section 4.5 of the Study, Contractor shall install a spare Natural Gas Dehydrator After Filter (1S-1301 B). This is further described in P&ID Markup Description No. 7 in Attachment 2, the S-1301 Process Data Sheet in Attachment 3, and the Process Flow Diagram mark-up Attachment 4, to this Change Order.

4.Natural Gas Dehydrator After Filters (S-1301 and S-1301B) - As described in Section 4.5 of the Study, Contractor shall replace the currently specified filter with a 1-micron filter as further described on the S-1301 Process Data Sheet mark-up as provided in Attachment 3 to this Change Order.

5.AGRU Foaming Mitigations – Piping - as described in Section 4.4 of the Study, Contractor shall install skimming nozzle piping from V-1301 and V-1303 to a suitable tie-in location that permits effective drainage to V-1106 AGR Solvent Sump Drum.

6.AGRU Foaming Mitigations – Tie-in Points - as described in Section 4.4 of the Study, Contractor shall install tie-in points, in compliance with the project isolation philosophy (RG-BL-000-PRO-PHL-00001 / 26251-100-3DI-M04D-T0009), to enable the potential future installation of AGRU foaming mitigation facilities e.g. “Recovered Water Flash Drum followed by carbon filter”. This is further shown in Attachment 5 to this Change Order. As part of the Study, Contractor has included a conceptual pipe routing to a space where two (2) new future vessels (Flash Drum and Carbon Filter) could be implemented (refer to Section 4.4 and page 52 of 110 of the Study). The work to confirm the adequacy of the routing and space for the vessels has not been completed and does not form part of this Change Order.

This Change Order does not change the basis of design for the feed gas composition for which the Train 3 Liquefaction Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.1 Table 3: Feed Gas Composition.

Contractor’s Warranties provided in the Agreement apply to the Work described in the Change section above. Contractor specifically excludes any Warranties or guarantees that implementation of the piping design modifications as described in item 1 above will have the outcome that Owner intends with respect to mitigating potential consequences of heavy hydrocarbons in the feed gas to the Train 3 Liquefaction Facility.

Notwithstanding the requirements of section 6.2A, section 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, if the scope performed under this Change Order delays the commencement, prosecution or completion of the Work, Contractor shall be entitled to a separate Change Order for adjustment to the Key Dates, if such delay affects the performance of any Work that is on the critical path of the Monthly Updated CPM Schedule.

Attachments to support this Change Order:
Attachment 1 – P&ID Mark-up - RG-BL-117-PRO-PID-00001/26251-100-M6-1T17-00001 and
P&ID Mark-up - RG-BL-111-PRO-PID-0004/26251-100-M6-1T11-00004
Attachment 2 – P&ID Mark-up - RG-BL-113-PRO-PID-00006/26251-100-M6-1T13-00006
Attachment 3 – S-1301 Process Data Sheet
Attachment 4 – Process Flow Diagram Mark-up
Attachment 5 – PCHE AGRU Foaming Mitigation (Option)

Adjustments to Contract Price
1)	The original Contract Price was	$3,042,334,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$128,655,820
3)	The Contract Price prior to this Change Order was	$3,170,989,820
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$4,018,500
7)	The new Contract Price including this Change Order will be	$3,175,008,320
Adjustment to Key Dates
The following Key Dates are modified:
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria:
Impact on Payment Schedule (including, as applicable, Payment Milestones):
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00183_SCT3041 will be incorporated in Change Order EC00218_SCT3050 to be executed in 2Q-2025.

Impact on Maximum Cumulative Payment Schedule:
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00183_SCT3041 will be incorporated in Change Order EC00218_SCT3050 to be executed in 2Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $27,308,528 to
$27,383,689, an increase of $75,161.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change subject to the exceptions herein. Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

April 7, 2025	April 7, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00207 Contractor Change Number SCT3047

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: April 9, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT KK - CURRENT INDEX VALUE UPDATES FOR Q4-2024
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND

Pursuant to Section 1.2 of First Amended Attachment KK, the Contract Price will be adjusted quarterly to reflect the cumulative amount of Rise and Fall for the commodities listed in the First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculations). The commodities as listed in First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) which are subject to Rise and Fall during the Transaction Period of Q4-2024 are:

1.REINFORCING STEEL BAR (REBAR)
2.STAINLESS STEEL PIPE MATERIAL, PIPE, FLANGES
3.CARBON STEEL PIPE MATERIAL, PIPE, FLANGES
4.UAE FABRICATED STRUCTURAL STEEL
5.CONSTRUCTION FUEL

CHANGE
1.First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) shall be updated per the First Amended Appendix 1 (Commodity Price Rise and Fall Calculation) as provided in Attachment 1 to this Change Order.

Attachments:
•Attachment 1 – First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall
Payment Calculation), as updated by this Change Order
•Attachment 2 – Contract Price Adjustment Calculation

Adjustments to Contract Price
1)	The original Contract Price was	$3,042,334,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$132,674,320
3)	The Contract Price prior to this Change Order was	$3,175,008,320
4)	The Aggregate Equipment Price will be decreased by this Change Order in the amount of	[***]
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	[***]
6)	The total Aggregate Equipment, Labor and Skills Price will be decreased by this Change Order in the amount of	$(1,706,482)
7)	The new Contract Price including this Change Order will be	$3,176,714,802
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00207_SCT3047 will be incorporated in Change Order EC00218_SCT3050 to be executed in 2Q-2025.

Impact on Maximum Cumulative Payment Schedule:
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00207_SCT3047 will be incorporated in Change Order EC00218_SCT3050 to be executed in 2Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $27,383,689 to $27,182,679, a decrease of $201,010.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below: Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

April 29, 2025	April 29, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00234 Contractor Change Number SCT3053

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: May 9, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: PURCHASE OF GAS TURBINE TRANSITION PIECES
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND
To provide additional flexibility in management of varying levels of Nitrogen in the feed-gas, additional transition pieces for the Gas Turbines are to be procured. [***]

Owner wishes to secure these transition pieces for each of the gas turbines.

CHANGE:

Procurement of Combustion Turbine Transition Pieces

Contractor to perform all Work necessary to procure two (2) sets (20 pieces) of 7ppm Ultra-Low-NOx (ULN) Transition
Pieces (Baker Hughes part number 144E7357G024) suitable for the following units. No performance guarantee of such parts is included or implied in this Change Order.

[***]

The following provisions shall apply:
•In the event Owner terminates this Change Order on, or before, June 30, 2025, forty percent (40%) of the Change Order value shall be due and payable to Contractor. In the event Owner terminates this Change Order after June 30, 2025, the full value of the Change Order shall be due and payable to Contractor.

•These transition pieces shall not be subject to the Defect Correction Period as defined in the Agreement, Article 1 (Definitions). The warranty for the transition pieces shall expire (i) [***] months from delivery (ex-works) or (ii) [***] months from the first use, whichever occurs first.

•This Change Order does not change the basis of design for the feed gas composition for which the Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.1 Table 3: Feed Gas Composition.

•This Change Order does not change the basis of design for the feed gas battery limit conditions for which the Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.3 Table 5: Feed Gas Battery Limit Conditions at Inlet to the Expanded Facility

Note:

The cost of delivering the transition pieces from Baker Hughes shop to Site is excluded from this Change Order as delivery plans (e.g. ocean freight vs airfreight) and shipping weights / dimensions are not confirmed at this time. Contractor shall include such logistics costs in a separate Change Order.

Attachments to support this Change Order:
N/A

Adjustments to Contract Price
1)	The original Contract Price was	$3,042,334,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$130,967,838
3)	The Contract Price prior to this Change Order was	$3,173,301,838
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	[***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	[***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$3,239,900
7)	The new Contract Price including this Change Order will be	$3,176,541,738
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for *N/A will be (increased)(decreased) by *N/A Days.
The Key Date for *N/A as of the date of this Change Order therefore is *N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of *N/A will be (increased)(decreased) by *N/A Days.
The Guaranteed Date of *N/A as of the effective date of this Change Order therefore is *N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
* No impact to the Key Dates for procurement only scope of the transition pieces is included with this Change Order.
However, the impact to Key Dates, if any, regardless of whether arising from the engineering, procurement or implementation scope will be assessed in a separate Change Order, or Change Orders, as required should Owner decide to proceed with installation of the transition pieces into the Train 3 Liquefaction Facility.

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00234_SCT3053 will be incorporated in Change Order EC00218_SCT3050 to be executed in 2Q-2025.

Impact on Maximum Cumulative Payment Schedule:
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00234_SCT3053 will be incorporated in Change Order EC00218_SCT3050 to be executed in 2Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change subject to the exceptions herein. Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: ________ Contractor _______ Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

May 9, 2025	May 9, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00218 Contractor Change Number SCT3050

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: April 9, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT C – UPDATE FOR Q2 2025 CHANGE ORDERS

BACKGROUND
Owner and Contractor executed Change Orders to the Agreement that deferred the changes to Attachment C (Payment Schedule). The changes to Attachment C from each of the Change Orders listed in Table 1 (Previously Executed Change Orders Requiring Incorporation into Attachment C) are to be incorporated into Attachment C as provided for in this Change Order EC00218_SCT3050.

Table 1 – Previously Executed Change Orders Requiring Incorporation into Attachment C

CHANGE
The EPC Agreement between the Parties listed above is changed as follows:

1.First Amendment Attachment C, First Amended Appendix 1 (Contract Price Breakdown) – [***]

2.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) – [***]

3.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule) – [***]

Attachments to support this Change Order:
Attachment 1 – First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
Attachment 2 – First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
Attachment 3 – First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order

Adjustments to Contract Price
1)	The original Contract Price was	$3,042,334,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$134,207,738
3)	The Contract Price prior to this Change Order was	$3,176,541,738
4)	The Aggregate Equipment Price will be unchanged by this Change Order in the amount of	$—
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
6)	The total Aggregate Equipment, Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
7)	The new Contract Price including this Change Order will be	$3,176,541,738
Adjustment to Key Dates:
The following Key Dates are modified:
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria:
Impact on Payment Schedule (including, as applicable, Payment Milestones):
The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 2.
Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 3.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

May 23, 2025	May 23, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00200 Contractor Change Number SCT3055

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: May 28, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: ISBL FEED GAS HEATER – INCORPORATION INTO TRAIN 3
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Delivery of the feed gas may arrive at the Train 3 battery limit at a temperature that is less than the operating minimum defined in Attachment A, Schedule A-2 (Basis of Design). To increase the temperature of the feed gas as needed, a feed gas/ hot oil heat exchanger will be required on the feed gas line of each LNG Train upstream of the H2S Scavenger/Hg Adsorbers (C-1104A/B).

The heat exchanger (3E-1106) procured under Change Order EC00198_SCT3044 and certain control valves procured under Change Order EC00214_SCT3049 are to be incorporated into Train 3 under this Change Order EC0200_SCT3055. The exchanger is designed to utilize hot oil (Therminol 66) from the Train hot oil distribution system to increase the feed gas temperature. Performance of the heat exchanger is dependent upon the available excess hot oil duty within the existing hot oil system.

CHANGE
1.ISBL Train Feed Gas Heater (3E-1106) – Contractor shall perform all Work necessary to install and incorporate a fully functional ISBL Feed Gas Heaters 3E-1106 into Unit 11 (Acid Gas Removal Unit) of Train 3. The heater shall be installed as generally depicted in the redline mark-ups provided in Attachment 1 (Process Flow Diagrams – Redline Mark-ups) to this Change Order.

The heater shall be equipped with proper bypass and isolation for maintenance. The Work shall include, but not be limited to, piling, foundations, piping, piping fittings and components, vents, drains, control valves, isolation valves, relief valves, instrumentation, control systems, commissioning, operator and maintenance training.

2. Process Design Basis Unit 11 – Inlet Area (H2S Scavenger / Hg Adsorber) and Acid Gas Removal (RG-
BL-011-PRO-DES-00001/26251-100-3DR-V04-11001)

a. Section 3.2 (Unit Description); paragraph 7 shall be modified as provided in the red-line mark-up below:

[***]

b. Section 6.3 (Heat Exchangers) shall be modified to add Section 6.3.4 (Feed Gas Heater, E-1106) as provided in the red-line mark-up below:

[***]

c. Section 6.9 Design Margin; Table 4:Design Margin shall be modified to insert the added Equipment into Table 4 and add clarifying note as provided in the redline mark-up below:

[***]

3. Utility Design Basis Unit 41 – Heating Medium (RG-BL-041-PRO-DES-00001/26251-100-3DR-V04- 41001)

a. Section 3.2 (Unit Description); paragraph 1 shall be modified as provided in the red-line mark-up below:

[***]

b. Section 3.2 (Unit Description); paragraph 5 shall be modified as provided in the red-line mark-up below:

[***]

c. Section 5.1 (Design Case); paragraph 1 shall be modified as provided in the red-line mark-up below:

[***]

This Change Order does not change the basis of design for the feed gas battery limit conditions for which the
Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.3 Table 5: Feed Gas Battery Limit
Conditions at Inlet to the Expanded Facility

Contractor’s Warranties provided in the Agreement apply to the Work necessary to install and incorporate the ISBL Feed Gas Heater 3E-1106 into Unit 11 (Acid Gas Removal Unit). Contractor specifically excludes any Warranties or guarantees that implementation of this ISBL Feed Gas Heater into Train 3 will have the outcome that Owner intends with respect to increasing the temperature of the feed gas to Train 3.

Notwithstanding the requirements of section 6.2A, section 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, if the scope performed under this Change Order delays the
Commencement, prosecution or completion of the Work, Contractor shall be entitled to a separate Change
Order for adjustment to the Key Dates, if such delay affects the performance of any Work that is on the critical path of the Monthly Updated CPM Schedule.

This Change Order does not account for any cost and/or schedule impact as a result of a future HAZOP review.
If as a result of a future HAZOP review, changes (including addition/deletion) are made to the Equipment or design that impact the Contract Price and/or Key Dates, Contractor shall be entitled to separate Change Order for those items affected by such a change.

In the event ISBL Feed Gas Heater E-1106 is in service during the Performance Tests, the feed gas pressure to the Train shall be increased by an amount equal to the calculated pressure drop through the ISBL Feed Gas
Heater circuit not to exceed the maximum inlet pressure per the basis of design for the feed gas battery limit conditions for which the Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.3 Table 5:
Feed Gas Battery Limit Conditions at Inlet to the Expanded Facility. Alternatively, a mutually acceptable correction factor shall be applied to correct for the pressure drop through the ISBL Feed Gas Heater circuit.

The Work implemented under this Change Order will result in reduction to certain margins within the existing Train design. This includes, but is not limited to:

a. Reduction in V-4101 expansion volume factor due to increased hot oil inventory
b. Reduction in instrument air system margins due to addition of instrument air users

This Change Order excludes changes to restore margins eroded by this change. Notwithstanding the requirements of section 6.2A, section 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, should it be determined, in Contractor’s reasonable opinion, that the cumulative impacts of Change Orders result in a material reduction of those margins, then Owner and Contractor shall mutually determine to execute either a technical deviation for such reduction in margin or a separate Change
Order to restore such margins.

Pursuant to Section 4.2 of the Emergency Shutdown and Depressuring Philosophy (26251-100-3DR-M04-
00002 / RG-BL-000-PRO-PHL-00002) and specific to the total depressuring load through BDV-131006 and
BDV-131248, Owner will allow the depressuring time for the warm section of the train to exceed 15 minutes but in no case shall the depressuring time exceed the base requirements of API 521 Sixth Edition (2014).

Attachments to support this Change Order:
Attachment 1 – Process Flow Diagrams – Redline Mark-ups

Adjustments to Contract Price
1)	The original Contract Price was	$3,042,334,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$134,207,738
3)	The Contract Price prior to this Change Order was	$3,176,541,738
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	[***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	[***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$17,503,800
7)	The new Contract Price including this Change Order will be	$3,194,045,538
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00200_SCT3055 will be incorporated in Change Order EC00239_SCT3058 to be executed in 2Q-2025.

Impact on Maximum Cumulative Payment Schedule:
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00200_SCT3055 will be incorporated in Change Order EC00239_SCT3058 to be executed in 2Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $27,221,260 to $27,434,227, a decrease of $212,967.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below: Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

May 28, 2025	May 28, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00227 Contractor Change Number SCT3051

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: June 25, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: PRESSURE CONTROL VALVE AT TRAIN INLET – ENGINEERING AND PROCUREMENT
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Attachment A, Schedule A-2, Section 7.4.3 defines the pressure of the feed gas at the Facility battery limit as shown in the excerpt from Table 5 (Feed Gas Battery Limit Conditions at Inlet to the Expanded Facility) below. This narrow range requires accurate pressure control to avoid frequent trips of the Trains.

Feed gas pressure and flow rate are controlled by the pipeline entities at the M&R skids, upstream of the battery limit to the Train 3 Liquefaction Facility and fluctuations and upsets (e.g. pipeline packing conditions/ train trips) can result in significant pressure variation at the LNG train inlet as well as potentially resulting in production impacts (e.g. trips, upset conditions). The Train 3 Liquefaction Facility does not have direct control of, or input to, the pipeline pressure and flow control systems.

Each LNG train is fitted with an HV butterfly valve for balancing flow rate of the feed gas header and minimum pressure drop to the Train. This valve has limited capabilities to perform pressure control at the Train inlet and is not intended to perform as such. Production variations or upset conditions in the Trains may affect the feed gas header conditions and affect stable operations across the Train 3 Liquefaction Facility.

To support the overall pressure management, pressure control valve is to be added at the LNG train inlet.

CHANGE
1.Pressure Control Valve – Contractor shall perform all Work necessary to procure and deliver a) a globe-type, pressure control valve PV-111004 that can be installed in place of the HV butterfly valve HV-111003, and b) pressure transmitter and cable required to incorporate the valve into the Train. The valve shall be based on the data sheet provided in Attachment 1 (Control Valve Data Sheet, 05/29/2025 (Rev. 7)) to this Change Order.

This Change Order does not change the basis of design for the feed gas battery limit conditions for which the Train
Liquefaction Facility is designed as defined in Attachment A, Schedule A-2, 7.4.3 Table 5: Feed Gas Battery Limit
Conditions at Inlet to the Expanded Facility.

Contractor’s Warranties provided in the Agreement apply to the Work necessary to procure, install and incorporate the requested globe control valve 3PV-111004 into Unit 11 (Acid Gas Removal Unit) in place of existing butterfly valve
3HV-111003. Contractor specifically excludes any Warranties or guarantees that implementation of this control valve into the Train 3 Liquefaction Facility will have the outcome that Owner intends with respect to controlling pressure of the feed gas to the Train 3 Liquefaction Facility.

Notwithstanding the requirements of section 6.2A, section 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, if the scope performed under this Change Order delays the commencement, prosecution or completion of the Work, Contractor shall be entitled to a separate Change Order for adjustment to the Key Dates, if such delay affects the performance of any Work that is on the critical path of the Monthly Updated CPM Schedule.

In the event the globe control valve is in service during the Performance Tests, the feed gas pressure to the Train shall be increased by an amount equal to the calculated pressure drop not to exceed the maximum inlet pressure per the basis of design for the feed gas battery limit conditions for which the Train 3 Liquefaction Facility is designed as defined in
Attachment A, Schedule A-2, Section 7.4.3 Table 5: Feed Gas Battery Limit Conditions at Inlet to the Expanded
Facility; alternatively, a mutually acceptable correction factor shall be applied to correct the pressure drop.

Attachments to support this Change Order:
Attachment 1 - Control Valve Data Sheet, 05/29/2025 (Rev. 7)

Adjustments to Contract Price
1)	The original Contract Price was	$3,042,334,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$152,453,038
3)	The Contract Price prior to this Change Order was	$3,194,787,038
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	[***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	[***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$601,200
7)	The new Contract Price including this Change Order will be	$3,195,388,238
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00227_SCT3051 will be incorporated in Change Order EC00239_SCT3058 to be executed in 2Q-2025.

Impact on Maximum Cumulative Payment Schedule:
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00227_SCT3051 will be incorporated in Change Order EC00239_ SCT3058 to be executed in 2Q-2025..

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $27,401,709 to $27,402,187, an increase of $478.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below: Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

June 25, 2025	June 25, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00232 Contractor Change Number SCT3052

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: June 25, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: INSTALLED SPARE PSV’s FOR REFRIGERATION COMPRESSORS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
49 CFR 193 requires pressure relief valves to be inspected and tested once each calendar year, not exceeding 15 months.
Consistent with the Project Sparing Philosophy, installed spare relief valves are provided throughout the facility to allow for required testing to be performed without impacting production. The Project Sparing Philosophy is not applicable to the BHGE scope of work per PFC196, and therefore, the Refrigeration Compressors are not provided with an installed spare PSV’s on the secondary seal gas systems.

CHANGE

Spare Relief Valves – For each compressor string, Contractor shall perform all Work necessary to engineer, procure and install two (2) new relief valves (PSV-147474A and PSV-147474B) to replace existing relief valve (PSV- 147474), including all necessary piping, isolation valves, supports, structural steel/grating to incorporate the valves into the Train
3 Liquefaction Facility. The relief valves will be located off of the seal gas panel on an existing platform for maintenance access.

Notwithstanding the requirements of section 6.2A, section 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, if the scope performed under this Change Order delays the commencement, prosecution or completion of the Work, Contractor shall be entitled to a separate Change Order for adjustment to the Key Dates, if such delay affects the performance of any Work that is on the critical path of the Monthly Updated CPM Schedule.

Attachments: N/A

Adjustments to Contract Price
1)	The original Contract Price was	$3,042,334,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$151,711,538
3)	The Contract Price prior to this Change Order was	$3,194,045,538
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	[***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	[***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$741,500
7)	The new Contract Price including this Change Order will be	$3,194,787,038
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.

(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00232_SCT3052 will be incorporated in Change Order EC00239_SCT3058 to be executed in 2Q-2025.
Impact on Maximum Cumulative Payment Schedule:
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00232_SCT3052 will be incorporated in Change Order EC00239_SCT3058 to be executed in 2Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $27,395,646 to $27,401,709 a decrease of $6,063.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below: Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

June 25, 2025	June 25, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00193 Contractor Change Number SCT3045

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: June 26, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: LP-HP FUEL GAS SYSTEM MODIFICATIONS – ENGINEERING AND PROCUREMENT
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
There is a potential of receiving high nitrogen feed gas at the inlet facilities ([***], refer to Change Order
EC00144_SC0082). For such cases, Owner is preparing for a potential upgrade (Axial Fuel Staging (“AFS”)) to the refrigerant compressor gas turbine drivers which requires an increase in fuel gas delivery pressure and flow rates to the gas turbines. To implement such an upgrade, new Equipment and piping are required and other Equipment and piping systems that are affected by capacity and mechanical design pressure limitations must also be upgraded.

Additionally, to allow normal operation of the thermal oxidizer and flare pilots when receiving high nitrogen fuel gas from the HP Fuel Gas Mixing Drum, a bypass line from the supplemental fuel gas line directly to the LP fuel gas system, bypassing the HP Fuel Gas Mixing Drum, is required.

To prepare for these modifications, engineering and procuring long-lead Equipment and materials are required. Any additional Work, other than engineering, required to incorporate such Equipment and materials into the Facility shall be included in a separate Change Order.

CHANGE:

1.HP Fuel Gas Heater (3E-5201) – Contractor shall perform all Work necessary to engineer, specify, procure and deliver to Site, a Fuel Gas Heater based on the data sheet provided in Attachment 1 (26251-100-MEA-1T52- 05201, Rev. 001 (Process Datasheet – HP Fuel Gas Heater E-5201)) to this Change Order.

2.Piping and Valves – Based on [***] case per the preliminary data provided by Baker Hughes, Contractor shall perform all Work necessary to engineer, procure, and deliver to Site all piping and valves required to a) incorporate fully functional HP Fuel Gas Heater (3E-5201) into each Train, b) implement the AFS upgrade, including tie-ins and isolation valves required to connect an additional 12” header into the BOG line and c) install a bypass line from the supplemental fuel gas line directly to the LP fuel gas system.

3.Engineering Services – Contractor shall perform all engineering services necessary to modify the current design and incorporate into the Facility the new Equipment and materials procured in items 1 and 2 of this Change Order. The heat and material balance for this Work shall be based on Contractor’s in-house estimation. (Licensor engagement (APCI, Conoco Phillips, BASF) to re-rate their systems for higher nitrogen cases is not included and any changes to the Work associated with this Change Order EC00193_SCT3045 resulting from requirements specified by Baker Hughes or the Licensors shall be included in a separate Change Order.)

Specific to the number of boil-off gas compressors in service in both holding and loading modes with fuel gas having a nitrogen content of [***] case in the Feed Gas ([***]), Contractor may deviate from the following:

a.Sparing Philosophy (26251-100-3DR-M04-00005/RG-BL-000-PRO-PHL-00004) Section 7.2.1
(LNG Storage & Loading and BOG Compression)

b.API 617 8th Edition clause 5.1.5 - recommendation that the motor power will be designed to handle 110% of the greatest power required (including gear and coupling losses) for any of the specified operating conditions. Therefore, for the [***] case, margin of approximately [***] deviation shall be applied.

c.Pressure Relief System Design Basis (26251-100-3DR-V04-00001/ RG-BL-000-PRO-BOD-00001) Section 7.0 Criteria for Mitigation of Relief Loads, section 7.1.2, paragraph number 8 – Contractor may utilize a mechanical stop to reduce relief load for PSV-520003.

This Change Order does not change the basis of design for the feed gas composition for which the Facility is designed as defined in Attachment A, Schedule A-2, 7.4.1 Table 3: Feed Gas Composition.

The Work implemented under this Change Order will result in reduction to certain margins within the existing Train design. This includes, but is not limited to a) reduction in instrument air system margins due to addition of instrument air users, and b) spare capacity of the electrical and control systems such as spare I/O. This Change Order excludes changes to restore margins eroded by this change. Notwithstanding the requirements of section 6.2A, section 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, should it be determined, in Contractor’s reasonable opinion, that the cumulative impact of Change Orders result in a material reduction of those margins, then
Owner and Contractor shall mutually determine to execute either a technical deviation for such reduction in margin or a separate Change Order to restore such margins.

Attachments to support this Change Order: N/A

Adjustments to Contract Price
1)	The original Contract Price was	$3,042,334,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$153,054,238
3)	The Contract Price prior to this Change Order was	$3,195,388,238
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	[***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	[***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$3,425,100
7)	The new Contract Price including this Change Order will be	$3,198,813,338
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for *N/A will be (increased)(decreased) by *N/A Days.
The Key Date for *N/A as of the date of this Change Order therefore is *N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of *N/A will be (increased)(decreased) by *N/A Days.
The Guaranteed Date of *N/A as of the effective date of this Change Order therefore is *N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. *N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00193_SCT3045 will be incorporated in Change Order EC00239_SCT3058 to be executed in 2Q-2025.

Impact on Maximum Cumulative Payment Schedule:
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00193_SCT3045 will be incorporated in Change Order EC00239_SCT3058 to be executed in 2Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $27,402,187 to $27,660,805, a decrease of $258,618.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below: Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

June 26, 2025	June 26, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00224 Contractor Change Number SCT3057

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: June 27, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT KK - CURRENT INDEX VALUE UPDATES FOR Q1-2025
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Pursuant to Section 1.2 of First Amended Attachment KK, the Contract Price will be adjusted quarterly to reflect the cumulative amount of Rise and Fall for the commodities listed in the First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculations). The commodities as listed in First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) which are subject to Rise and Fall during the Transaction Period of Q1-2025 are

1.REINFORCING STEEL BAR (REBAR)
2.STAINLESS STEEL PIPE MATERIAL, PIPE, FLANGES
3.CARBON STEEL PIPE MATERIAL, PIPE, FLANGES
4.UAE FABRICATED STRUCTURAL STEEL
5.CONSTRUCTION FUEL

CHANGE
1.First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) shall be updated per the First Amended Appendix 1 (Commodity Price Rise and Fall Calculation) as provided in Attachment 1 to this Change Order.

Attachments:
Attachment 1 – First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall
Payment Calculation), as updated by this Change Order
Attachment 2 – Contract Price Adjustment Calculation

Adjustments to Contract Price
1)	The original Contract Price was	$3,042,334,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$156,479,338
3)	The Contract Price prior to this Change Order was	$3,198,813,338
4)	The Aggregate Equipment Price will be decreased by this Change Order in the amount of	[***]
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	[***]
6)	The total Aggregate Equipment, Labor and Skills Price will be decreased by this Change Order in the amount of	$(1,768,343)
7)	The new Contract Price including this Change Order will be	$3,200,581,681

Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00224_SCT3057 will be incorporated in Change Order EC00239_SCT3058 to be executed in 2Q-2025.
Impact on Maximum Cumulative Payment Schedule:
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00224_SCT3057 will be incorporated in Change Order EC00239_SCT3058 to be executed in 2Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $26,660,805 to $27,507,585, a decrease of $153,220.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below: Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Own~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

June 27, 2025	June 27, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00239 Contractor Change Number SCT3058

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: June 27, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT C – UPDATE FOR Q2 2025 CHANGE ORDERS

BACKGROUND
Owner and Contractor executed Change Orders to the Agreement that deferred the changes to Attachment C (Payment Schedule). The changes to Attachment C from each of the Change Orders listed in Table 1 (Previously Executed Change Orders Requiring Incorporation into Attachment C) are to be incorporated into Attachment C as provided for in this Change Order EC00239_SCT3058.

Table 1 – Previously Executed Change Orders Requiring Incorporation into Attachment C

[***]

CHANGE
The EPC Agreement between the Parties listed above is changed as follows:

1.First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) – [***]

2.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) – [***]

3.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule) – [***]

Attachments to support this Change Order:
Attachment 1 - First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
Attachment 2 – First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
Attachment 3 – First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order

Adjustments to Contract Price
1)	The original Contract Price was	$3,042,334,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$154,710,995
3)	The Contract Price prior to this Change Order was	$3,197,044,995
4)	The Aggregate Equipment Price will be unchanged by this Change Order in the amount of	$—
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
6)	The total Aggregate Equipment, Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
7)	The new Contract Price including this Change Order will be	$3,197,044,995
Adjustment to Key Dates:
The following Key Dates are modified:
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria:
Impact on Payment Schedule (including, as applicable, Payment Milestones):
The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 2.

Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 3.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below: Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:_____ Contractor _____ Owner _____~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

June 27, 2025	June 27, 2025
Date of Signing	Date of Signing